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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 27, 1999

                              WESTECH CAPITAL CORP.
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             (Exact name of registrant as specified in its charter)


       NEW YORK                        33-37534-NY           13-3577716
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

      1250 Capital of Texas Highway, South, Suite 500, Austin, Texas 78746
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (512) 306-8222

                180 West End Avenue, Apt. 23F, New York, New York
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                                (Former address)



ITEM 1.           Changes in Control of Registrant

(a) On August 27, 1999, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated August 20, 1999, by and among Westech Capital Corp., a New York corporation (the "Company"), Tejas Holding Company, Inc., a Texas corporation ("Tejas Holding"), Tejas Securities Group, Inc., a Texas corporation ("Tejas"), and Westech Merger Sub, Inc., a Delaware corporation ("Merger Sub"), Merger Sub, a wholly owned subsidiary of the Company, was merged with and into Tejas Holding, the parent company of Tejas, with Tejas Holding being the surviving corporation.

         Prior to the Merger, 4,808,555 shares of no par common stock of Tejas Holding (the "Holding Common Stock") were issued and outstanding to a total of eleven shareholders, and Tejas Holding's sole asset was 4,808,555 shares of Tejas no par common stock (the "Tejas Common Stock"). The Tejas Common Stock held by Tejas Holding represented 82.90% of the issued and outstanding Tejas Common Stock. As consideration for the Merger, each share of Holding Common Stock issued and outstanding as of the date of the Merger was exchanged for one share of Company common stock, $.001 par value per share (the "Westech Common Stock"). Giving effect to the Merger, an aggregate of 5,408,536 shares of Westech Common Stock are issued and outstanding.

         In connection with the Merger, Michael J. Tannenholtz and Dr. William Esh resigned as directors of the Company effective August 26, 1999. Following these resignations, Neil Ragin appointed John Gorman and Jay
         W. Van Ert to fill the vacant positions on the Company's board of directors



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         (the "Board of Directors") and immediately thereafter resigned as a director. Effective August 27, 1999, the Board of Directors appointed Joseph F. Moran to fill the vacancy left by Mr. Ragin.

         The former shareholders of Tejas Holding now own 88.91% of the issued and outstanding Westech Common Stock. John J. Gorman (Chairman of the Board of Directors and Chief Executive Officer), Jay W. Van Ert (President) and Joseph F. Moran (Managing Director) may each be deemed to be in control of the Company by virtue of their stock ownership and their respective positions as directors and officers of the Company. Messrs. Gorman, Van Ert and Moran own 2,329,078, 461,428 and 1,000,049 shares of Westech Common Stock, respectively, or 43.06%, 8.53% and 18.49%, respectively, of the issued and outstanding Westech Common Stock.

         A copy of the Merger Agreement is attached hereto as Exhibit 1.1 and is hereby incorporated by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of such Exhibit 1.1.

(b) The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

ITEM 2.           Acquisition or Disposition of Assets

         Giving effect to the Merger, the Company is the sole shareholder of Tejas Holding, which owns 82.90% of the issued and outstanding Tejas Common Stock. The assets of Tejas represent substantially all of the assets of the Company.

         Tejas is an Austin-based full service brokerage firm serving financial institutions and private investors throughout the United States. Tejas specializes in investment banking, securities research and equity and portfolio management. Tejas' clientele includes both companies issuing equity and debt securities and commercial banks, insurance companies, mutual funds, private investors and other organizations with significant equity and fixed income portfolios.

ITEM 4.           Changes in Registrant's Certifying Accountant

         On August 31, 1999, KPMG LLP replaced Scott & Guilfoyle as the independent accountant engaged to audit the financial statements of the Company.

         Scott & Guilfoyle's report on the financial statements of the Company for the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants from Scott & Guilfoyle to KPMG LLP was approved by the board of directors of the Company. During the two most recent fiscal years and through the date of their replacement, there were no disagreements between Scott & Guilfoyle and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Scott & Guilfoyle, would have caused it to make reference to the subject matter of the disagreement in connection with this report.

         Attached hereto as Exhibit 4.1 is a letter from Scott & Guilfoyle stating that they agree with the statements made by the Company pursuant to this Item 4.


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ITEM 5.          Other Events

         In connection with and in preparation for the Merger, the Company effected a stock split in the form of a stock dividend by issuing
         2.28767 new shares of Westech Common Stock for each share of Westech Common Stock issued and outstanding to stockholders of record on August 13, 1999. Holders of Westech Common Stock who would otherwise be entitled to receive fractional shares as the result of the stock split are entitled to cash in lieu thereof at the rate of $.076 per share (payable to the nearest $.01).


         Following the Merger, the Board of Directors elected the following persons to the offices set forth opposite their respective names:

                  Chief Executive Officer                   John J. Gorman
                  President                                 Jay W. Van Ert
                  Chief Operating Officer                   Charles Mayer
                  Managing Director                         Joseph F. Moran
                  Secretary and Treasurer                   Greg D. Woodby
                  Director of Finance                       John F. Garber
                  Director of Compliance                    Reed A. Durant

ITEM 7.           Financial Statements and Exhibits

         No financial statements are filed herewith. The financial statements of Tejas will be filed by amendment not later than 60 days after the date that this report on Form 8-K must be filed.

ITEM 8.           Change in Fiscal Year

         On August 27, 1999, the Company elected to change its fiscal year end from June 30 to December 31. The Company's September 30, 1999 Form 10-Q will reflect the new fiscal year end.


EXHIBITS

1.1 Agreement and Plan of Merger by and among Westech Capital Corp., Westech Merger Sub, Inc., Tejas Securities Group Holding Company, and Tejas Securities Group, Inc.

4.1      Letter from Scott & Guilfoyle regarding change in accountants.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Westech Capital Corp.


Date:    September 8, 1999                        By:  /s/ Jay W. Van Ert
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                                                       Jay W. Van Ert, President



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                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
   1.1         Agreement and Plan of Merger by and among Westech Capital Corp.,
               Westech Merger Sub, Inc., Tejas Securities Group Holding Company,
               and Tejas Securities Group, Inc.

   4.1         Letter from Scott & Guilfoyle regarding change in accountants.